UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 7, 2010 (September 6, 2010)

ENTROPIC COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33844	33-0947630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6290 Sequence Drive

San Diego, CA 92121

(Address of Principal Executive Offices and Zip Code)

(858) 768-3600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) The board of directors of Entropic Communications, Inc., a Delaware corporation (the “Company” ), has unanimously elected each of Dr. Ted Tewksbury and Mr. Robert L. Bailey as Class III directors whose terms will expire at the Company’s 2013 Annual Meeting of Stockholders. The effective date of Dr. Tewksbury’s election was September 6, 2010 and the effective date of Mr. Bailey’s election was September 6, 2010. Each of Dr. Tewksbury and Mr. Bailey will serve as a non-employee director of the Company until his respective successor is duly elected and qualified or until his earlier death, resignation or removal. With the addition of Dr. Tewksbury and Mr. Bailey, the Company’s board of directors is expanded to eight members. Under the terms of each of Dr. Tewksbury’s and Mr. Bailey’s offer letters with the Company, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference, each director will receive the same compensation for his service on the Company’s board that the Company provides to its other non-employee directors, which, through September 30, 2010, amounts to an annual cash retainer of $10,000, prorated for partial years of service, and $2,500 for attending each board meeting in person and $1,000 for attending each board meeting that lasts for more than one hour by telephone, and thereafter will amount to an annual cash retainer of $30,000, prorated for partial years of service, and, in the event there are more than eight board meetings in a year, $1,000 for attending each board meeting in person and $500 for attending each board meeting that lasts for more than one hour by telephone. As a non-employee director, under the terms of the Company’s stockholder-approved 2007 non-employee directors’ stock option plan, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference, each of Dr. Tewksbury and Mr. Bailey will receive automatic grants of stock options, including an option to purchase 51,076 shares of the Company’s common stock vesting in equal monthly installments over four years following his initial appointment to the board, and an option to purchase 12,769 shares of the Company’s common stock, vesting in equal monthly installments over one year following each annual meeting of stockholders of the Company, provided that he has served on our board for at least 180 days prior to such annual meeting.

The Company will also enter into an indemnification agreement with each of Dr. Tewksbury and Mr. Bailey in the form attached as Exhibit 99.4 to this Form 8-K and incorporated herein by reference.

Dr. Tewksbury’s and Mr. Bailey’s appointment to the board was announced in a press release dated September 7, 2010, which is attached hereto as Exhibit 99.5 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	Director Offer Letter dated August 29, 2010 by and between the Registrant and Dr. Ted Tewksbury.

99.2	Director Offer Letter dated September 1, 2010 by and between the Registrant and Mr. Robert L. Bailey.

99.3(1)	2007 Non-Employee Directors’ Stock Option Plan and Form of Option Agreement, Forms of Grant Notice and Notice of Exercise thereunder.

99.4(1)	Form of Indemnity Agreement by and between the Registrant and each of its directors and executive officers.

99.5	Press Release of Entropic Communications, Inc. dated September 7, 2010.

(1)	Incorporated herein by reference to the Registrant’s Registration Statement on Form S-1 (No. 333-144899), as amended, file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ENTROPIC COMMUNICATIONS, INC.

Dated: September 7, 2010	By:	/s/ Lance W. Bridges
Lance W. Bridges, Esq.
Vice President and General Counsel

EXHIBIT INDEX

Number	Description
99.1	Director Offer Letter dated August 29, 2010 by and between the Registrant and Dr. Ted Tewksbury.

99.2	Director Offer Letter dated September 1, 2010 by and between the Registrant and Mr. Robert L. Bailey.

99.3(1)	2007 Non-Employee Directors’ Stock Option Plan and Form of Option Agreement, Forms of Grant Notice and Notice of Exercise thereunder.

99.4(1)	Form of Indemnity Agreement by and between the Registrant and each of its directors and executive officers.

99.5	Press Release of Entropic Communications, Inc. dated September 7, 2010.

(1)	Incorporated herein by reference to the Registrant’s Registration Statement on Form S-1 (No. 333-144899), as amended, file with the Securities and Exchange Commission.